UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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BEDFORD PROPERTY INVESTORS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 1, 2004

Dear Stockholder:

          The directors and officers join me in extending to you a cordial invitation to attend the annual meeting of our stockholders.  This meeting will be held on Thursday, May 13, 2004 at 1:00 p.m. at the Soda Activity Center at St. Mary’s College, 1928 St. Mary’s Road, Moraga, California.  There is a map to St. Mary’s College on the last page of the enclosed proxy statement.

          Enclosed you will find the notice of meeting, proxy statement and proxy card.  At the annual meeting, we are seeking to elect six directors, all of whom will be elected by the stockholders, voting as a single class.  Additionally, the stockholders will be asked to approve the Company’s Amended and Restated 2002 Directors’ Stock Plan.  The stockholders will also be asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the upcoming year.

          Your management and board of directors unanimously recommend that you vote FOR all nominees for directors and FOR the other proposals.

          Please take time to review and vote on each proposal.  Your vote is important.  Please remember to return your proxy card or to authorize a proxy by internet or telephone voting to vote on your behalf.

          I hope to see you at the annual meeting.

Very truly yours,

PETER B. BEDFORD
Chairman of the Board and Chief Executive Officer

BEDFORD PROPERTY INVESTORS, INC.
270 Lafayette Circle
Lafayette, California 94549

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 13, 2004

TO THE STOCKHOLDERS:

          The annual meeting of the stockholders of Bedford Property Investors, Inc., a Maryland corporation (the “Company”), will be held at the Soda Activity Center at St. Mary’s College, 1928 St. Mary’s Road, Moraga, California, on Thursday, May 13, 2004 at 1:00 p.m., local time, to consider and vote on the following proposals:

1.	The election of six directors to serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified;

2.

The amendment and restatement of the Company’s 2002 Directors’ Stock Option Plan, which currently provides for annual awards of stock options to directors, in order to (a) only provide for awards of restricted stock, (b) reduce the number of shares of common stock reserved for future issuance from 750,000 shares to 175,000 shares and (c) rename the plan as the Amended and Restated 2002 Directors’ Stock Plan;

3.	The ratification of the appointment by the board of directors of the Company’s independent public accountants for the year ending December 31, 2004; and

4.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

          Only the holders of record of the Company’s common stock, par value $0.02 per share (the “Common Stock”), as of the close of business on March 12, 2004 (the “Record Date”) are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

          Stockholders are cordially invited to attend the meeting in person.  The presence at the meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum.  A proxy card accompanies this proxy statement.  If you cannot attend the meeting, please (1) complete, date, sign and return the proxy card in the enclosed envelope, (2) call the 800 toll-free number listed on the proxy card or (3) authorize your proxy via the internet as indicated on the proxy card.

By Order of the Board of Directors

DENNIS KLIMMEK
Secretary

April 1, 2004
Lafayette, California

BEDFORD PROPERTY INVESTORS, INC.
270 Lafayette Circle
Lafayette, California 94549

PROXY STATEMENT

May 13, 2004
Annual Meeting of the Stockholders

INTRODUCTION

          This proxy statement is furnished in connection with the solicitation by the board of directors (the “Board”) of the Company of proxies from the stockholders to be exercised at the annual meeting of the stockholders (the “Annual Meeting”) to be held on Thursday, May 13, 2004 at 1:00 p.m., local time, and at any adjournment(s) or postponement(s) of such meeting, to consider and vote on the following proposals:

1.	The election of six directors to serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified;

2.

The amendment and restatement of the Company’s 2002 Directors’ Stock Option Plan, which currently provides for annual awards of stock options to directors, in order to (a) only provide for awards of restricted stock, (b) reduce the number of shares of Common Stock reserved for future issuance from 750,000 shares to 175,000 shares and (c) rename the plan as the Amended and Restated 2002 Directors’ Stock Plan;

3.	The ratification of the appointment by the Board of the Company’s independent public accountants for the year ending December 31, 2004; and

4.	The transaction of such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

          This proxy statement and the enclosed proxy card are being mailed to the stockholders on or about April 8, 2004.

          The holders of record of the shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting in relation to Proposals 1, 2 and 3, above, on which they will vote as a class.  At the close of business on the Record Date, 16,503,330 shares of Common Stock were outstanding, each of which is entitled to cast one vote.

          The presence at the Annual Meeting, in person or by proxy, of the stockholders holding shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in “street” or nominee name who has returned a properly executed proxy solely because such record holder does not have discretionary authority to vote on the matter) will be counted toward the presence of a quorum.

          With respect to Proposal 1, the directors will be elected by a plurality of all the votes cast at the Annual Meeting.  Accordingly, abstentions and broker non-votes as to the election of directors will have no effect on the result of the vote.

          With respect to Proposal 2, the affirmative vote of a majority of all the votes cast is necessary for the approval of the amendment and restatement of the Company’s 2002 Directors’ Stock Option Plan.  Abstentions and broker non-votes as to this proposal will not be counted as votes cast and will have no effect on the result of the vote on the proposal.

          With respect to Proposal 3, the affirmative vote of a majority of all the votes cast is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004.  Abstentions and broker non-votes as to this proposal will not be counted as votes cast and will have no effect on the result of the vote on the proposal.

          Under the Maryland General Corporation Law, the stockholders will not be entitled to appraisal rights with respect to any of the proposals.

          All expenses in connection with the solicitation of proxies will be borne by the Company.  In addition to solicitation by mail, officers and directors of the Company may also solicit proxies by telephone, facsimile or in person.  Additionally, the Company may retain the services of a professional proxy solicitation firm to assist in the solicitation of proxies, at a cost of approximately $7,000 plus expenses, which would be borne by the Company.

          A proxy card for use by the stockholders accompanies this proxy statement.  Stockholders may also authorize a proxy by calling the 800 toll-free number listed on the proxy card or over the internet, in each case by following the instructions provided.  The shares of Common Stock represented by properly authorized proxies will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of Proposals 1, 2 and 3.  The Company does not presently know of any other business that may come before the Annual Meeting.  Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation, (b) by authorizing a proxy having a later date than your previously delivered proxy or (c) by voting in person at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

          The Board is currently composed of seven members.  After the Annual Meeting, Mr. Downs will retire from the Board and the Board will be composed of six members.  The stockholders, voting as a class, have the right to elect all six members to the Board to serve until the next annual meeting of the stockholders and until their respective successors are duly elected and qualified.

          The Board has nominated the six individuals listed below to serve as directors of the Company.  The Nominating and Corporate Governance Committee of the Board knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for director as the Nominating and Corporate Governance Committee may recommend in the place of such nominee.  In accordance with the Company’s bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting.  This means that the six nominees receiving the highest number of votes will be elected.

Name	Age	Business Experience	Director Since

Peter B. Bedford	66

Mr. Bedford has been the Company’s Chairman of the Board since May 1992 and Chief Executive Officer since November 1992. Mr. Bedford has been engaged in the commercial real estate business, primarily in the Western United States, for over 40 years and has been responsible for the acquisition, ownership, development and management of an aggregate of over 26 million square feet of industrial, office and retail properties, as well as land, in 14 states. Mr. Bedford serves on the board of directors of Bixby Ranch Company, a real estate investment company, and First American Title Guarantee Co., a title insurance company. Mr. Bedford is the recipient of numerous awards recognizing his contributions to the real estate industry and serves as a governor of the Urban Land Foundation. His previous experience also includes serving on the board of directors of the Bank of America from 1986 to 1999 and on the board of Kaiser Aluminum & Chemical Company from 1980 to 1986. He has served as Vice Chairman of the National Realty Committee and of the Hoover Institution and as Chairman of the Real Estate Advisory Board of the Wharton School of Business. Mr. Bedford received his B.A. in Economics from Stanford University.

			1991

Anthony M. Frank	72

Mr. Frank served as Postmaster General of the United States from 1988 to 1992 and as Chairman and Chief Executive Officer of First Nationwide Bank from 1971 to 1988. During that time, he was Chairman of the Federal Home Loan Bank of San Francisco, Chairman of the California Housing Finance Agency, Chairman of Independent Bancorp of Arizona and the first Chairman of the Federal Home Loan Mortgage Corporation Advisory Board. Currently he is founding Chairman of Belvedere Capital Partners and serves on the board of directors of Crescent Real Estate Equities, a real estate investment trust; Charles Schwab & Co., a brokerage firm; Temple Inland, Inc., a forest products company; and Cotelligent, Inc., an information technology services company. Mr. Frank received a B.A. from Dartmouth College and an M.B.A. from the Tuck School of Business at Dartmouth.

		1992

Peter Linneman	53

Mr. Linneman is the Albert Sussman Professor of Real Estate and Public Policy at the Wharton School of Business of the University of Pennsylvania. He is founding editor of the Wharton Real Estate Review and for 13 years served as the Director of Wharton’s Samuel Zell and Robert Lurie Real Estate Center and was the founding Chairman of Wharton’s Real Estate Department. Mr. Linneman currently serves as a director of Equity One, Inc., a shopping center REIT, and has served as Chairman of Rockefeller Center Properties REIT, Vice Chairman of Amerimar Realty and a Senior Managing Director of Equity Group Investments. Mr. Linneman received a B.A. in Economics from Ashland University and his M.A. and Ph.D. in Economics from the University of Chicago.

		2003

Bowen H. McCoy	67

Mr. McCoy spent 28 years with Morgan Stanley, 20 years as an owner, where he directed real estate finance activities for 13 years and West Coast operations for 5 years. He has served on the board of several privately or publicly held real estate firms, including Irvine Apartments REIT, Trammell Crow Commercial Company, Bixby Ranch Company, Outrigger Hotels Hawaii, Brooks Harvey Realty Investors and Welk Family Interests. As an investment banker, he supervised the initial public offerings for five REITs as well as the merger or going private of five REITs. He has served as Trustee of the Urban Land Institute, President of the ULI Foundation and President of the Counselors of Real Estate. He has served as a member of the Executive Committee of the Hoover Institution, as Chairman of the Stanford University Center for Economic Policy Research and as President of the Stanford Alumni Association, as well as Chairman of the Hollywood Bowl and of the Los Angeles American Red Cross. He has taught at graduate business schools, including UCLA, USC, Notre Dame and Stanford. He received a B.S. in Economics from Stanford University and an M.B.A. from the Harvard Business School.

		2003

Thomas H. Nolan, Jr.	46

Mr. Nolan is a Principal of AEW Capital Management, L.P. (AEW), a national real estate investment adviser, and President and Senior Portfolio Manager of the AEW Partners Funds. Mr. Nolan joined AEW in 1984. Mr. Nolan’s responsibilities include the oversight of investments made by certain partnerships managed by AEW. In that capacity, he serves on a number of boards of private companies and has formerly served on the board of directors of Crocker Trust, Inc., a REIT, and the Partnership Committee of the Taubman Realty Group L.P. Mr. Nolan earned a B.B.A. in Business Administration from the University of Massachusetts.

		1995

Martin I. Zankel, Esq.	70

Mr. Zankel is Senior Principal in the law firm of Bartko, Zankel, Tarrant & Miller. In addition, Mr. Zankel has more than 40 years of experience as a real estate investor and developer, including serving as Chairman of the Board and Chief Executive Officer of Landsing Pacific Fund, Inc., a REIT (ASE); and Managing Member of ZORO, LLC, a developer of San Francisco multimedia real estate facilities. Mr. Zankel is the President Emeritus of the board of trustees of the Berkeley Repertory Theater and a member of the board of trustees of the NPR Foundation (National Public Radio). He received a B.S. in Economics from the Wharton School of Commerce and Finance at the University of Pennsylvania and a J.D. from the Hastings College of the Law at the University of California in San Francisco.

		1992

          The Board unanimously recommends that you vote “FOR” the six nominees listed above. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 2002 DIRECTORS’ STOCK PLAN

          The stockholders are being asked to approve the Amended and Restated 2002 Directors’ Stock Plan (the “Director Plan”), which was originally adopted by the Board and approved by the stockholders as the 2002 Directors’ Stock Option Plan effective May 19, 2002 (the “Prior Plan”).  The Director Plan amends and restates the Prior Plan in order to provide for awards of restricted stock instead of stock options and to reduce the number of shares of Common Stock reserved for future issuance from 750,000 shares to 175,000 shares.  Of the total of 750,000 shares currently authorized and available for issuance under the Prior Plan, 100,000 options to acquire shares have been awarded as of March 12, 2004, of which none have been cancelled, and all remain eligible for exercise under the Prior Plan.  The full text of the Director Plan is included as Appendix A to this proxy statement.  Below is a summary of certain key provisions of the Director Plan, which is qualified in its entirety by reference to the full text of the Director Plan.

Description of the Director Plan

          Purpose.  The Director Plan provides for automatic grants of shares of the Company’s Common Stock (“Restricted Stock”) to the Company’s directors.  The overall purpose of the Director Plan is to promote the Company’s long-term growth and financial success by attracting, motivating and retaining directors of outstanding ability and to foster a greater identity of interest between the Company’s directors and stockholders.

          Eligibility.  All of the members of the Board, including directors who are also employees of the Company, may participate in the Director Plan.

          Shares Available for Issuance.  A total of 175,000 shares of Common Stock will be available for issuance under the Director Plan, of which 100,000 shares are subject to the options awarded under the Prior Plan; provided, however, that in no event shall the Company issue more than 75,000 shares as Restricted Stock.  If a previously outstanding option granted under the Prior Plan lapses, expires or is otherwise terminated without the issuance of shares, or if shares are tendered to pay the exercise price of an option or withheld to satisfy any applicable withholding tax obligation, the shares underlying the lapsed, expired or terminated option or the shares so tendered or withheld will not reduce the aggregate number of shares available for issuance under the Director Plan.  Authorized and unissued shares of Common Stock and treasury shares may be issued under the Director Plan.  The number of shares available for issuance will be adjusted if there is a change in the Company’s capitalization, a merger or a similar transaction.

          Grants of Restricted Stock.  Under the Director Plan, on the date of a director’s initial election to the Board, the director will be awarded 2,000 shares of Restricted Stock.  At each annual meeting during the term of the Director Plan, each individual who has continuously served as a director for a period ending on the date of the annual meeting and who is reelected at such annual meeting or who will otherwise continue to serve on the Board following the annual meeting will receive an award of 1,000 shares of Restricted Stock.  In addition, immediately upon the approval of the Director Plan by the stockholders at this Annual Meeting, any director who previously waived his or her rights to an initial award of a stock option pursuant to the Prior Plan in connection with his or her initial election or appointment to the Board will also be granted a one-time award of 2,000 shares of restricted stock, which award is in addition to the standard award of 1,000 shares of restricted stock which such director may be eligible to receive as a result of such director’s reelection at this Annual Meeting.  Assuming each director nominated for reelection at this Annual Meeting is reelected, and assuming the stockholders approve of the Director Plan, an aggregate of 9,000 shares of Restricted Stock will be awarded to the then-current directors who are not also employees (including awards of 3,000 shares to each of Messrs. Linneman and McCoy as a result of their prior waiver of an initial option under the Prior Plan), and an aggregate of 1,000 shares of Restricted Stock will be awarded to Mr. Bedford, who is the only director who is also an employee.  Restricted Stock is awarded in consideration for future services rendered; provided, however, that if required under applicable law, the director shall furnish consideration with a value not less than the par value of the Restricted Stock in the form of cash, cash equivalents or past services rendered to the Company (or a parent corporation or subsidiary), as the administrator of the Director Plan may determine.  Restricted Stock will become vested, and the Company’s repurchase option with respect to the Restricted Stock shall lapse, at the rate of 20% per year on the anniversary of the date of grant.  In the event of a change of control of the Company, all unvested shares of Restricted Stock held by a director will become fully vested.

Deferrals

          In General.  The Director Plan permits directors to defer some or all of their annual retainer and meeting fees. Any amount so deferred will be converted into either phantom cash amounts or phantom stock units (or a combination thereof) and credited to a bookkeeping account established by the Company for this purpose. In addition, the Director Plan permits directors to defer receipt of the shares otherwise deliverable to them upon the award of Restricted Stock or the exercise of their options.  Such deferred shares will be credited to the director’s bookkeeping account in the form of phantom stock units.

          Phantom Stock Units.  In connection with the deferral of director’s fees, the number of phantom stock units to be credited to a director’s bookkeeping account will be determined by dividing the amount of the deferred fees by the fair market value of a share of Common Stock as of the date of crediting.  One phantom stock unit will be credited to a director’s bookkeeping account for each share of stock the receipt of which is deferred by a director upon the award of Restricted Stock or the exercise of a stock option.  In the event that the Company pays a dividend or makes a distribution in respect of the Common Stock, a director’s bookkeeping account will be credited with an additional number of phantom stock units determined by dividing the amount of cash or the value of property distributed by the fair market value of a share of Common Stock as of the date of such dividend payment or distribution.  Phantom stock units will be settled through the delivery to the director of a corresponding number of shares of Common Stock on the payment date or dates selected by the director in connection with the director’s initial deferral election.

          Phantom Cash Amounts.  Phantom cash amounts credited to a director’s bookkeeping account will be credited with notional interest as of the last day of each month at an annual rate of interest equal to the “applicable federal rate” for short-term loans with monthly compounding, as promulgated by the Internal Revenue Service under Section 1274 of the Internal Revenue Code of 1986, as amended.  Phantom cash amounts will be settled in cash on the payment date or dates selected by the director in connection with the director’s initial deferral election.

          Distribution.  Payment of deferred benefits in a director’s deferred compensation account must commence on the date specified in the deferral election form, or earlier if the director ceases to be a member of the Board and does not continue as an employee of the Company, and may be made in either a lump sum or through no more than five annual installments.

General Terms

          Terminations of Service.  If a director’s service on the Board terminates by reason of the director’s death or disability, the director’s vested options will remain outstanding and the director’s beneficiary may exercise the options at any time through the first anniversary of the director’s termination of service.  If a director ceases to be a member of the Board for any reason other than death or disability and does not continue as an employee of the Company, the director’s options will be exercisable by the director for a period of three months, to the extent vested at the time of termination of service.  In the event of any termination of a director’s service, the Company shall automatically reacquire from the director any unvested shares of Restricted Stock, unless the Company agrees to waive its right to do so within 90 days after the termination of service.  A director’s deferred benefits will be paid immediately in one lump sum in the event of the director’s death.  If a director’s service on the Board terminates in any other manner, the director’s deferred benefit will be paid in accordance with the director’s distribution election.

          Administration.  The Chief Financial Officer, or another person appointed by the Chief Executive Officer, will serve as the administer of the Director Plan (the “Administrator”).  The Administrator will have authority to adopt rules that it considers necessary or appropriate to carry out the purposes of the Director Plan and to interpret and construe the provisions of the Director  Plan.

          Amendment and Termination.  The Board will have authority to amend, suspend or terminate the Director Plan at any time, subject to stockholder approval if such approval is required by applicable law or stock exchange rule.  The Board may not, without stockholder approval, increase the number of shares available for issuance under the Director Plan.

          Term.  Unless terminated earlier by the Board, the Director Plan will expire on May 19, 2012.  No awards will be granted under the Director Plan after that date.

          Stock Price.  On March 12, 2004, the closing price of the Common Stock on the New York Stock Exchange was $31.18 per share.

Federal Income Tax Consequences

          Stock Options.  The grant of a stock option has no immediate federal income tax effect.  The director will not recognize taxable income, and the Company will not receive a tax deduction.  In general, when the director exercises the option, the director will recognize ordinary income, and the Company will receive a tax deduction, in each case measured by the difference between the exercise price and the fair market value of the shares on the date of exercise.  When the director sells Common Stock obtained from exercising a stock option, any gain or loss recognized by the director (beyond the gain recognized at distribution) will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

          Restricted Stock.  In general, a director will recognize ordinary income on the award of Restricted Stock at the time the shares vest, and the Company will receive a tax deduction, in each case equal to the fair market value of the shares on such date.  When the director sells the Common Stock, any gain or loss recognized by the director (beyond the gain recognized at vesting) will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).  Cash dividends received on unvested shares of Restricted Stock are generally taxable as ordinary income, and the Company will receive a tax deduction, in each case equal to the fair market value of the dividends paid on such date.  Cash dividends received on vested shares of Restricted Stock are generally taxable as dividends, and the Company will not be entitled to a corresponding deduction.

          Deferrals.  A director will not recognize taxable income when the director defers fees or the receipt of shares upon the award of Restricted Stock or the exercise of an option.  A director will recognize ordinary income equal to the amount of cash and the fair market value of the Common Stock distributed to the director from the director’s deferral account at the time of such distribution.  When the director sells Common Stock distributed from the director’s deferral account, any gain or loss beyond the ordinary income recognized upon distribution will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).  The Company will be entitled to a tax deduction equal to the amount of income recognized by the director under the deferral arrangement.

Prior Plan Terms

          If the Director Plan is not approved by the Company’s stockholders at this Annual Meeting, no awards of Restricted Stock will be made to the directors, the directors shall instead each receive, as of the date of this Annual Meeting, an option to purchase 10,000 shares of Common Stock pursuant to the terms of the Prior Plan, and the Prior Plan will continue in full force and effect in the form approved by the Company’s stockholders on May 19, 2002.  Under the terms of the Prior Plan, a total of 750,000 shares of Common Stock are reserved for issuance.  On the date of a director’s initial election to the Board, a director will be granted an option to purchase 25,000 shares of Common Stock.  At each annual meeting during the term of the Prior Plan, each individual who has continuously served as a director for a period ending on the date of the annual meeting and who is reelected at such annual meeting or who will otherwise continue to serve on the Board following the annual meeting will receive an option to purchase 10,000 shares of Common Stock.  All options will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will become vested and exercisable six months after the date of grant.  In the event of a change of control, any unvested options held by a director will become fully vested and exercisable.  Options generally expire 10 years from the date of grant, unless terminated sooner as described above.

New Plan Benefits and Restricted Stock Grant Table

          Assuming that the stockholders approve of the Director Plan, the Company expects to issue Restricted Stock to its directors under the Director Plan following this annual stockholders meeting.  Accordingly, the following table provides information with respect to the projected grants of Restricted Stock under the Director Plan to each of the Company’s directors immediately upon the effectiveness of the Director Plan, which awards shall be in lieu of, and not in addition to, grants of stock options pursuant to the Prior Plan.  This table assumes that each director who is nominated for reelection at this Annual Meeting is reelected.

Name and Position (1)	Dollar Value (2)	Number of Shares (3)

Peter B. Bedford, Chairman of the Board and Chief Executive Officer	$30,890	1,000
Anthony M. Frank, Board Member	30,890	1,000
Peter Linnenan, Board Member	92,670	3,000
Bowen H. McCoy, Board Member	92,670	3,000
Thomas H. Nolan, Jr., Board Member	30,890	1,000
Martin I. Zankel, Board Member	30,890	1,000
Executive Group (4)	30,890	1,000
Non-Executive Director Group (5)	278,010	9,000	(6)

(1)	After this Annual Meeting, Anthony Downs will retire from the Board and, therefore, will be ineligible to receive any award under the Director Plan.

(2)

The actual dollar value will be based on the fair market value of the Common Stock on the date of grant. The dollar value listed in the table is based on the fair market value of the Common Stock on March 12, 2004, which value was $30.89 per share.

(3)

If the Director Plan is not approved by the stockholders at this Annual Meeting, no awards of Restricted Stock will be made to the directors listed above, and the directors shall instead each receive an option to purchase 10,000 shares of Common Stock pursuant to the Prior Plan.

(4)	The Executive Group consists solely of Mr. Bedford.

(5)	The Non-Executive Director Group consists of all of the directors other than Mr. Bedford.

(6)	This figure includes the 3,000 share awards to both Messrs. Linneman and McCoy as described above, and the 1,000 share awards to each of the other three Non-Executive Directors.

Recommendation of the Board

          The Board believes that approving the Amended and Restated 2002 Directors’ Stock Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business and more fully align the interests of management with those of the public stockholders.  The Amended and Restated 2002 Directors’ Stock Plan will become effective immediately upon stockholder approval.

          The Board unanimously recommends that you vote “FOR” the Amended and Restated 2002 Directors’ Stock Plan.  In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, certified public accountants (“PwC”), served as the Company’s independent accountants for the fiscal year ended December 31, 2003.  The Board, acting upon the recommendation of its Audit Committee, has appointed PwC to audit the financial statements of the Company for the fiscal year ending December 31, 2004.  A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from the stockholders.

          The Board unanimously recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company.  In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Memberships and Meetings

          The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The table below sets forth the memberships of the Board and its committees as of December 31, 2003, as well as the number of meetings held by the Board and its committees during 2003.

Director	Board of Directors (1)	Audit Committee (2)	Compensation Committee (3)	Nominating and Corporate Governance Committee (4)

Peter B. Bedford	C	—	—	—
Anthony Downs	M	M	—	M
Anthony M. Frank	M	M	M	C
Peter Linneman	M	—	—	—
Bowen H. McCoy	M	—	—	—
Thomas H. Nolan, Jr	M	C	M	M
Martin I. Zankel	M	—	C	—

Number of Meetings in 2003	4	11	3	2

C	Chairman

M	Member

(1)	Each member of the Board attended all of the regularly scheduled meetings of the Board during 2003. The Board did not hold any special meetings during 2003.

(2)	With the exception of Mr. Downs, who missed three meetings, and Mr. Frank, who missed one meeting, each member of the Audit Committee attended all of the meetings of the Audit Committee during 2003.

(3)	Each member of the Compensation Committee attended all of the meetings of the Compensation Committee during 2003.

(4)	Each member of the Nominating and Corporate Governance Committee attended all of the meetings of the Nominating and Corporate Governance Committee during 2003.

Director Independence

           In accordance with the listing standards of the New York Stock Exchange, the Company adopted the following standards for director independence:

•	A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship.

•

A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

•

A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not independent until three years after the end of the affiliation or the employment or auditing relationship.

•

A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executive officers serve on that company’s compensation committee is not independent until three years after the end of such service or the employment relationship.

•

A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues is not independent until three years after falling below such threshold.

•

A director who is, or in the 12 months prior to the date of determination of independence was, an executive officer of, a director of or a direct beneficial owner of more than 10% equity interest in a business entity that beneficially owns more than 5% of the outstanding capital stock of the Company or securities convertible into the capital stock of the Company as of the date of determination of independence is not independent.

•

A director who is, or in the 12 months prior to the date of determination of independence was, an executive officer of, a director of or a direct beneficial owner of more than 10% equity interest in a business entity that is indebted to the Company, or to which the Company is indebted, in an aggregate amount in excess of 2% of the total consolidated assets of such entity as of the date of determination of independence is not independent.

•

A director who is, or in the 12 months prior to the date of determination of independence was, an executive officer, a director or a trustee of a charitable organization to which the Company made discretionary charitable contributions in an aggregate amount in excess of 2% of such organization’s total annual charitable receipts is not independent.

          Pursuant to the standards listed above, the Board determined that each member of the Board, except for Mr. Bedford, is independent.  Mr. Bedford did not qualify as an independent director because he is an employee of the Company.

Executive Sessions of the Non-Management Directors

          The non-management directors have met at each Board meeting in executive session without management present and will continue to do so at all subsequent regularly scheduled meetings.  The non-management directors selected Mr. Downs as its presiding director to lead the executive sessions of the non-management directors through the date of the Annual Meeting.  After the Annual Meeting, Mr.

Downs will retire from the Board.  Mr. Frank will replace Mr. Downs as the presiding director of the executive sessions of the non-management directors.

Stockholder Communications with the Board

          The annual meeting of the Company’s stockholders provides an opportunity each year for the stockholders to ask questions of, or otherwise communicate directly with, members of the Board on matters relevant to the Company.  Each of the Company’s directors is encouraged to attend the annual meeting in person.  All of the Company’s directors attended the annual meeting of the Company’s stockholders last year.

          Stockholders may, at any time, also communicate in writing with the presiding director of the executive sessions of the non-management directors by sending such written communication to the following address:  Non-Management Directors of Bedford Property Investors, Inc., c/o Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, California 94549, Attention:  Presiding Non-Management Director.  Copies of written communications received at such address will be provided to the presiding non-management director.  The presiding non-management director may, however, choose to disregard communications that are considered to be improper.  The presiding non-management director has delegated the task of identifying the improper communications to the Company’s General Counsel.  Examples of improper communications include, without limitation, advertisements, solicitations and communications that do not relate directly or indirectly to the Company or its business.

Audit Committee

          Function.  The Audit Committee’s function is to assist the Board with its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors.

          Charter.  The Audit Committee operates under a written charter approved by the Board.  A copy of the Audit Committee’s charter was attached to the proxy statement for the stockholders’ meeting that took place on May 15, 2003 and is also posted on the Company’s website.  The address of the Company’s website is www.bedfordproperty.com.

          Independence, Financial Literacy and Financial Expert.  Each member of the Audit Committee is independent and financially literate, as independence and financial literacy are defined in the listing standards of the New York Stock Exchange.  Each member of the Audit Committee also meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.  In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has determined that Mr. Nolan qualifies as the Audit Committee’s financial expert.

          Change in Membership.  After the Annual Meeting, Mr. Downs will retire from the Board.  Mr. Linneman will replace Mr. Downs as a member of the Audit Committee.

Compensation Committee

          Function.  The Compensation Committee’s function is to (i) review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s compensation level based on this evaluation, (ii) make recommendations to the Board with respect to compensation for the other officers of the Company, incentive compensation plans and equity-based plans and (iii) administer the Company’s Amended and Restated Employee Stock Plan.

          Charter.  The Compensation Committee operates under a written charter approved by the Board.  A copy of the Compensation Committee’s charter is posted on the Company’s website.

          Independence.  Each member of the Compensation Committee satisfies the definition of “independent director” under the New York Stock Exchange’s listing standards.

          Compensation Committee Interlocks and Insider Participation.  None of the members of the Compensation Committee had been an officer or employee of the Company at any time during the year ended December 31, 2003, and none of them had ever been an officer of the Company or any of its subsidiaries.  In addition, none of the executive officers of the Company served on the compensation committee or board of directors of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board.  Mr. Zankel and his associates provide legal services to the Company for which his firm was paid, in the aggregate, $81,000, $17,339 and $3,315 in 2003, 2002 and 2001, respectively.

          Change in Membership.  During 2003, Mr. Zankel served as the chairman of the Compensation Committee.  Mr. Zankel resigned from the Compensation Committee effective as of January 1, 2004, and Mr. Frank replaced Mr. Zankel as the chairman of the Compensation Committee.  Mr. Linneman was named to the Compensation Committee effective as of January 1, 2004.

Nominating and Corporate Governance Committee

          Function.  The Nominating and Corporate Governance Committee’s function is to (i) identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of the stockholders, (ii) develop and recommend to the Board a set of corporate governance principles applicable to the Company and (iii) oversee the evaluation of the Board and management.

          Charter.  The Nominating and Corporate Governance Committee operates under a written charter approved by the Board.  A copy of the Nominating and Corporate Governance Committee’s charter is posted on the Company’s website.

          Independence.  Each member of the Nominating and Corporate Governance Committee satisfies the definition of “independent director” under the New York Stock Exchange’s listing standards.

          Policy and Procedures for Stockholder Recommendations.  The Nominating and Corporate Governance Committee will consider bona fide nominees that have been properly and timely recommended by the Company’s stockholders.  Section 12 of Article II of the Company’s bylaws contains provisions setting forth the requirements applicable to a stockholder’s nomination for director.  These requirements are summarized in the “Other Information — Stockholder Proposals” section of this proxy statement.  Stockholder’s nominees that comply with the nomination procedures and requirements will receive the same consideration that the Nominating and Corporate Governance Committee’s nominees receive.  In connection with the Annual Meeting, the Nominating and Corporate Governance Committee did not receive any nomination from any stockholder, or group of stockholders, owning more than 5% of the Common Stock.

          Nominee Qualifications.  The Nominating and Corporate Governance Committee has not established any specific, minimum qualification standards for nominees to the Board.  From time to time,

the Nominating and Corporate Governance Committee may identify certain skills or attributes as being particularly desirable for specific director nominees.  These skills or attributes may include, but are not limited to, strength of character, mature judgment, industry knowledge, career experience, relevant technical skills, financial expertise, diversity, ability to work collegially with others and the extent to which the candidate would fill a present need on the Board.

          Nominee Identification and Evaluation Process.  The Nominating and Corporate Governance Committee’s process for identifying and evaluating nominees for directors includes, but is not limited to, the following:

•	collection of a list of potential candidates (i) based on recommendations or referrals from directors, officers, stockholders or third-parties or (ii) through the engagement of a search firm;

•	communications with Board members and management to identify possible nominees;

•

evaluation of (i) potential conflicts, including financial relationships, and (ii) whether the candidate would be a “special interest” or “single issue” director to an extent that would impair such director’s ability to represent the interests of all stockholders;

•	committee meetings to narrow the list of potential candidates;

•	interviews with a select group of candidates; and

•	selection of a candidate most likely to advance the best interests of the Company and its stockholders.

          The Nominating and Corporate Governance Committee has not engaged any third-party search firm to identify or evaluate, or assist in identifying or evaluating, potential nominees.  Each of the current nominees for director listed under Proposal 1 of this proxy statement is an existing director standing for reelection.

          Change in Membership.  After the Annual Meeting, Mr. Downs will retire from the Board.  Mr. McCoy will fill the vacancy created by Mr. Down’s retirement and replace Mr. Frank as the chairman of the Nominating and Corporate Governance Committee.

Compensation of Directors

          Members of the Board who are not employees of the Company are currently paid an annual retainer fee of $20,000 and an additional fee of $2,500 for each board meeting attended.  Any non-employee director attending in person a duly constituted meeting of a committee of the Board of which such director is a member receives, in addition to any other fees to which he may be entitled, a separate meeting attendance fee equal to $1,000 for his attendance in person at any such committee meeting not held on the same day, the day preceding or the day following a regular or special meeting of the Board.  Any non-employee member of the Board who participates in a regular or special meeting of the Board by conference telephone or similar communications equipment receives $600 for each such meeting.  The chairman of the Audit Committee receives an additional $8,000 annually for work on that committee.  The chairman of the Compensation Committee receives an additional $3,000 annually for work on that committee.  The chairman of the Nominating and Corporate Governance Committee receives an additional $3,000 annually for work on that committee.  Non-employee directors are reimbursed for out-of-pocket expenses in connection with attendance of meetings.  If a non-employee director travels to conduct a site inspection of a property to be acquired by the Company, such director is paid $1,000 per day and reimbursed for related travel expenses.  Non-employee directors receive no other cash compensation for their services on behalf of the Company.

          Pursuant to the Company’s 2002 Directors’ Stock Option Plan, all directors (whether or not employed by the Company) receive annual grants of 10,000 stock options upon reelection, and newly elected members receive 25,000 stock options.  If Proposal 2 is approved, directors will receive annual grants of 1,000 shares of restricted stock upon reelection, newly elected members will receive 2,000 shares of restricted stock, and no stock options would be issued.  In addition, under Proposal 2, any director who previously waived his or her rights to an initial award of a stock option pursuant to the 2002 Directors’ Stock Option Plan in connection with his or her initial election or appointment to the Board will also be granted a one-time award of 2,000 shares of restricted stock, as well as the standard award of 1,000 shares of restricted stock as a result of such director’s reelection under the Amended and Restated 2002 Directors’ Stock Plan.  As a result, if Proposal 2 is approved, Messrs. Linneman and McCoy would receive an aggregate of 3,000 shares of restricted stock upon the effectiveness of the Amended and Restated 2002 Directors’ Stock Plan.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

          Management is responsible for the Company’s internal controls and financial reporting process.  The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  One of the Audit Committee’s responsibilities is to monitor and oversee these processes.

          In carrying out its responsibilities, the Audit Committee met with management and the Company’s independent accountants, PwC, to review and discuss the December 31, 2003 financial statements.  The Audit Committee also discussed with PwC the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including PwC’s judgment about the quality, in addition to the acceptability, of the Company’s accounting principles and underlying estimates in its financial statements.  The Audit Committee also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PwC the firm’s independence.

          Based upon the Audit Committee’s discussions with management and PwC and the Audit Committee’s review of the representations of management and PwC, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Thomas H. Nolan, Jr. (Chairman) Anthony Downs Anthony M. Frank

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

          The Compensation Committee is responsible for the general compensation policies of the Company and, in particular, is responsible for setting and administering the policies that govern executive compensation.  The Compensation Committee evaluates the performance of management and determines the compensation levels for all executive officers.

          The primary objectives of the Company’s compensation policies and programs are (i) to attract and retain key executives, (ii) to reward performance by the executives and (iii) to align the financial interests of the Company’s executive officers directly with those of the Company’s stockholders.  The primary elements of executive officer compensation are base salary, annual cash bonus, stock option and restricted stock awards.  The salary is based on factors such as related experience, level of responsibility and comparison to similar positions in comparable companies.  The annual cash bonuses are based on the Company’s performance, measured against attainment of financial and other objectives set at the beginning of the year, and on individual performance.  Stock option and restricted stock awards are intended to align the executive officer’s interest with those of the Company’s stockholders and are determined based on the executive officer’s level of responsibility, number of options or shares previously granted and contributions toward achieving the goals and objectives of the Company.

Salaries

          Base salaries for the executive officers are adjusted annually, following a review and recommendation to the Compensation Committee by the Chief Executive Officer.  In completing the review, performance of the individual with respect to specific objectives is evaluated, as are increases in responsibility and salaries for similar positions in the industry.  Comparisons are made to the total compensation packages of other publicly traded office and industrial real estate investment trusts.  These comparisons are completed through a review of various public filings, as well as through a review of the results of the REIT Executive Compensation Survey sponsored by the National Association of Real Estate Investment Trusts and other industry compensation surveys.  When all reviews are completed, the Company’s Chief Executive Officer makes a recommendation to the Compensation Committee.  The committee takes such recommendation into consideration, along with other information, in making a final determination.

          With respect to the Chief Executive Officer, the Compensation Committee considers a number of factors in setting his compensation, the most important of which are the level of compensation paid to chief executive officers of other similarly situated real estate investment trusts, the success of the Company’s recent acquisition and development of new properties and his importance to the Company’s efforts to raise capital in the public markets.  The current base salary for Mr. Bedford, the Company’s Chief Executive Officer, is less than the average for chief executive officers of similar real estate investment trusts.  The Compensation Committee, however, deems Mr. Bedford’s total compensation to be appropriate in view of the restricted stock and the stock options held by Mr. Bedford.

Annual Bonuses

          Annual bonuses are awarded on a discretionary basis and reflect both Company and individual performance.  The Compensation Committee considers numerous qualitative and quantitative factors in determining these bonus awards, including the success of the Company’s acquisition and sale programs, the amount of financings obtained by the Company, the completion of development projects, the amount of shares repurchased and the growth in the Company’s funds from operations.  No bonuses were paid to any of the Named Executive Officers (defined below) for the year ended December 31, 2003.

Stock Option Awards

          Stock options are an integral part of each executive officer’s compensation and are utilized by the Company to provide an incentive to the executive officer and to align the interests of the executive officer with those of the Company’s stockholders by providing him or her with a financial interest in the Company.  Options granted by the Compensation Committee under the Company’s Amended and Restated Employee Stock Plan are made at fair market value on the date of the grant, vest over various time periods of up to four years and expire after ten years.  In making grants, the Compensation Committee takes into account the executive officer’s contributions to the Company, scope of responsibilities, salary and the number of options previously granted.  In 2003, the Company did not grant any options to its employees under the Company’s Amended and Restated Employee Stock Plan.

Restricted Stock Awards

          A share of restricted stock entitles a participant to receive a share of Common Stock at a specified vesting date, subject to vesting criteria and, in the discretion of the Compensation Committee, performance criteria.  All restricted stock granted prior to 2004 will fully vest five years from the date granted.  Restricted stock granted in 2004 vests at the rate of 10% per year on each anniversary of the grant.  On the seventh anniversary of the grant, the remaining 40% of the stock will vest, provided the recipient remains an employee of the Company on that date.  Much like stock options, restricted stock awards are utilized by the Company to provide an incentive to the employee and to align the interests of the employee with those of the Company’s stockholders by providing the employee with a financial interest in the Company.  As awards for 2003 performance, the Company issued 150,899 shares of restricted stock on January 15, 2004.

Section 162(m)

          The Company intends that compensation paid to its executive officers will be deductible under Section 162(m) of the Internal Revenue Code.

Respectfully submitted,

THE COMPENSATION COMMITTEE

Anthony M. Frank (Chairman) Peter Linneman Thomas H. Nolan, Jr.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers of the Company

          The following persons serve as executive officers of the Company:

Name and Title	Age	Business Experience

Peter B. Bedford Chief Executive Officer	66

Mr. Bedford has been the Company’s Chairman of the Board since May 1992 and Chief Executive Officer since November 1992. Mr. Bedford has been engaged in the commercial real estate business, primarily in the Western United States, for over 40 years and has been responsible for the acquisition, ownership, development and management of an aggregate of over 26 million square feet of industrial, office and retail properties, as well as land, in 14 states. Mr. Bedford serves on the board of directors of Bixby Ranch Company, a real estate investment company, and First American Title Guarantee Co., a title insurance company. Mr. Bedford is the recipient of numerous awards recognizing his contributions to the real estate industry and serves as a governor of the Urban Land Foundation. His previous experience also includes serving on the board of directors of the Bank of America from 1986 to 1999 and on the board of Kaiser Aluminum & Chemical Company from 1980 to 1986. He has served as Vice Chairman of the National Realty Committee and of the Hoover Institution and as Chairman of the Real Estate Advisory Board of the Wharton School of Business. Mr. Bedford received his B.A. in Economics from Stanford University.

James R. Moore President and Chief Operating Officer	63

Mr. Moore has been the Company’s President since March 13, 2003 and Chief Operating Officer since January 1998. From January 1998 to March 2003, Mr. Moore was Executive Vice President of Property/Asset Management. From June 1997 to January 1998, Mr. Moore was Senior Vice President of Property/Asset Management. From September 1995 to June 1997, Mr. Moore was Vice President of Property/Asset Management. From 1983 to 1994, he was Managing Director of the San Francisco office of Cushman and Wakefield, an international commercial real estate services firm. Mr. Moore was also a branch manager and commercial real estate broker at Cushman and Wakefield. He served on the board of trustees of The Lindsay Museum from 1984 to 1999. Mr. Moore has the CCIM designation and has lectured at the University of San Francisco and San Francisco State University. He served as an officer in the United States Marine Corps and received a B.A. in History from the University of California at Berkeley, an M.B.A. from the University of San Francisco and a Doctorate in Business Administration from Golden Gate University.

Dennis Klimmek Executive Vice President, General Counsel and Secretary	59

Mr. Klimmek has served as the Company’s Executive Vice President since March 13, 2003, Secretary since September 2002 and General Counsel since September 2002. From September 2002 to March 2003, Mr. Klimmek served as the Company’s Senior Vice President. From October 1997 through August 2002, he served in various capacities, including as Vice President, Secretary and General Counsel, at Bedford Acquisitions, Inc., a company wholly owned by Peter Bedford. From 1992 to 1997, Mr. Klimmek served as Vice President and General Counsel of Kemper Real Estate Management Company and its affiliated real estate companies, which included real estate development, management and home building companies. From 1986 to 1992, he was Vice President and General Counsel of Bedford Properties Holdings, Ltd., a company wholly owned by Mr. Bedford. Mr. Klimmek has been a member of the California Bar since 1974. He received a B.S. in Business Administration from Pepperdine University, a M.S. in Engineering from the University of Southern California and a J.D. from Loyola University.

Hanh Kihara Senior Vice President and Chief Financial Officer	56

Ms. Kihara has been the Company’s Senior Vice President and Chief Financial Officer since January 1999. From May 1993 to December 1998, Ms. Kihara served as the Company’s Vice President and Controller. From 1990 to 1993, she was Controller and Assistant Controller of Bedford Properties Holdings, Ltd., a company wholly owned by Mr. Bedford. From 1986 to 1990, Ms. Kihara was a Manager at Armstrong, Gilmour and Associates, a certified public accounting firm. Ms. Kihara has been a certified public accountant since 1989. Ms. Kihara received a B.S. in Administration and Accounting from California State University of Hayward.

Stephen M. Silla Senior Vice President of Acquisitions	52

Mr. Silla has served as the Company’s Senior Vice President of Acquisitions since September 2002. From December 1998 through August 2002, he served as a Vice President of Bedford Acquisitions, Inc., a company wholly owned by Peter Bedford. From 1992 to 1998, Mr. Silla served as Vice President and General Manager for Kemper Real Estate Management Company and ZKS Real Estate Partners, both of which were affiliates of Zurich/Kemper Life Insurance, where he was responsible for development, leasing and sales of all of Zurich/Kemper’s real estate in Hawaii. From 1986 to 1992, Mr. Silla was Vice President and Regional Manager of Bedford Properties Holdings, Ltd., a company wholly owned by Mr. Bedford, in Southern California and Hawaii. From 1990 to 1991, he served on the board of directors of the Rancho California Water District. He received a B.S. in Engineering from the University of California at Davis and an M.B.A. from St. Mary’s College.

Anne L. Hoffman Senior Vice President of Development	51

Ms. Hoffman has been the Company’s Senior Vice President of Development since September 2002. From March 1998 through August 2002, she was a Vice President and an employee of Bedford Acquisitions, Inc., a company wholly owned by Peter Bedford. Ms. Hoffman has personally managed the development of over two million square feet of suburban office, R&D, warehouse and service buildings. In the four years immediately prior to joining the Company, Ms. Hoffman was the principal of a real estate consulting practice providing a variety of services to corporate and developer clients, including Catellus, The Martin Group, Chevron, Ryerson Steel and Vintage Properties. From 1992 to 1994 Ms. Hoffman was Vice President of Sales and Marketing for HQ Network System, the franchise organization for HQ Business Centers. From 1984 to 1991 Ms. Hoffman was a Partner and Project Manager for the Philadelphia based Rouse & Associates.

Krista Rowland Vice President and Controller	38

Ms. Rowland has been the Company’s Vice President and Controller since January 1999. From May 1996 to December 1998, she served as the Company’s Assistant Controller. From 1992 to 1996, Ms. Rowland served as Portfolio Accounting Manager of Kemper Real Estate Management Company of Lafayette, California. From 1990 to 1992, Ms. Rowland was a Senior Accountant for Armstrong, Gilmour & Associates, a certified public accounting firm. Ms. Rowland received a B.S.B.A in Accounting from the University of North Florida in Jacksonville and has been a Certified Public Accountant in the State of California since 1992.

Andy Albrecht Vice President and Regional Manager of the Northwest Region	38

Mr. Albrecht has been the Company’s Vice President and Regional Manager for the Northwest Region since January 2003. He joined the Company in August 2000 as Vice President and Area Manager. Prior to joining the Company, Mr. Albrecht was employed by Orca Enterprises, LLC in real estate development and management in the Puget Sound area from 1999 to 2000. From 1998 to 1999, Mr. Albrecht was Real Estate Manager for Paccar Automotive, Inc., where his duties included property transactions, leasing and project management in the western United States. From 1989 to 1998, Mr. Albrecht was Property Manager and Leasing Agent for Morris Piha Management Group, Inc. Mr. Albrecht received a B.A. in Political Science from the University of Washington.

Henry Baldenegro Vice President and Regional Manager of the Southwest Region	57

Mr. Baldenegro has been the Company’s Vice President and Regional Manager of the Southwest Region since January 2002. Mr. Baldenegro joined the Company in May of 1996 as Area Manager of the Southwest Region. During this period, Mr. Baldenegro has been responsible for the asset management of a portfolio in excess of 1.5 million square feet of suburban office, R&D, warehouse and service buildings. In the five and one-half years immediately prior to joining the Company, Mr. Baldenegro was Property Manager for a joint venture of the Company and Kemper Insurance. Prior to the

		joint venture, Mr. Baldenegro spent 10 years as Senior Marketing Consultant with Grubb & Ellis, a real estate brokerage company, and 10 years with the Xerox Corporation as a Sales Executive.

Rod Diehl Vice President and Regional Manager of the San Francisco Bay Region	39

Mr. Diehl has served as the Company’s Vice President and Regional Manager since June 1997 and has been employed by the Company since February 1996. He has worked for the past 15 years in the commercial real estate industry, focusing on asset management and leasing, primarily in the San Francisco Bay Area. From October 1993 to January 1996, Mr. Diehl worked for Koll Management Services first as an Account Executive for Koll’s Corporate Advisory group and later as manager of a portfolio of retail properties. From December 1988 to September 1993, he worked for Cushman & Wakefield as a research analyst, a broker and as an asset manager. Mr. Diehl is a licensed real estate broker in the State of California and is a member of BOMA and NAIOP. He received a B.A. in Economics from the University of California at Davis and an M.B.A. from St. Mary’s College.

Linda Mott Vice President and Regional Manager of the Denver Region	41

Ms. Mott has been the Company’s Vice President and Regional Manager since January 2004, Vice President and Area Manager since January 2003 and Area Manager since January 2002. She joined the Company in July 2000 as a Property Manager. In the two years immediately prior to joining the Company, Ms. Mott was an asset manager for BetaWest, Inc., a real estate asset management firm. From 1989 to 1998, she was a property manager for BetaWest, Inc. She earned her B.S. in Business Administration at The University of Colorado at Denver and has the CCIM designation. She is a member of NAIOP and has an RPA designation from the Building Owners and Managers Institute.

Mark Yorita Vice President and Regional Manager of the Southern California Region	47

Mr. Yorita has been the Company’s Vice President and Regional Manager for Southern California since June 1997 and Regional Manager for Southern California since May 1994. From August 1992 to April 1994, he served as senior project manager for Kemper Real Estate Management Company. From May 1988 to July 1992, he served as senior development and property manager for Bedford Properties Holdings, Ltd., a company wholly-owned by Mr. Bedford. Mr. Yorita has worked in the real estate industry since 1986. Prior to that he worked in various capacities in the construction industry for Standard Oil of Ohio and Fluor Corporation. Mr. Yorita received an M.B.A. from the University of California at Berkeley and a B.S. in Engineering from University of Hawaii.

Changes in Management

          On March 9, 2004, the Company announced that Mr. Moore plans to retire in July 2005.  Mr. Silla will assume Mr. Moore’s operational responsibilities, with the transition to occur in the second half of 2004 through mid-2005.  Mr. Diehl will be assuming Mr. Silla’s property acquisition and disposition responsibilities, with the transition to begin in July 2004.

Compensation of the Named Executive Officers

          Summary Compensation Information.  The following table sets forth information regarding the compensation paid by the Company for services rendered during the past three fiscal years for the Chief Executive Officer and the four next most highly compensated executive officers of the Company who were employed by the Company as of December 31, 2003 (collectively, the “Named Executive Officers”).

		Annual Compensation			Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Awards (1)	Options		All Other Compensation (2)

Peter B. Bedford	2003	$200,000	$0		$726,350	10,000	(3)	$17,232
Chief Executive Officer	2002	200,000	200,000		404,550	10,000	(3)	15,726
						20,000	(4)
	2001	200,000	200,000	(5)	388,125	10,000	(3)	14,601
						20,000	(4)

James R. Moore, Jr.	2003	300,000	0		386,043	0		17,232
President and	2002	190,000	252,000		209,250	15,000	(4)	15,726
Chief Operating Officer	2001	190,000	200,000	(6)	194,063	15,000	(4)	14,601

Dennis Klimmek	2003	175,000	0		179,305	0		17,232
Executive Vice President,	2002	175,000	155,000	(7)	151,125	15,000	(4)	15,726
General Counsel and Secretary	2001	175,000	152,500		145,547	15,000	(4)	14,601

Hanh Kihara	2003	175,000	0		179,305	0		17,232
Senior Vice President and	2002	175,000	145,000		151,125	15,000	(4)	15,726
Chief Financial Officer	2001	175,000	140,000		145,547	15,000	(4)	14,601

Stephen M. Silla	2003	175,000	0		179,305	0		16,232
Senior Vice President of	2002	175,000	135,000		151,125	15,000	(4)	15,126
Acquisitions	2001	175,000	120,000		145,547	15,000	(4)	14,001

(1)

Valued using the average of the high and low prices of the Common Stock on the date of grant. Restricted stock granted in years prior to 2004 vests 13% each anniversary of the date of grant for the first four years following the date of the grant, with the remaining 48% vesting on the fifth anniversary of the grant. Restricted stock granted on January 15, 2004 for 2003 performance vests 10% each anniversary of the date of grant for the first six years following the date of the grant, with the remaining 40% vesting on the seventh anniversary of the grant. Dividends will be paid to the Named Executive Officers on the shares of restricted stock. The aggregate restricted stock held by the Named Executive Officers as of December 31, 2003 and the aggregate cash value of those shares based on the average price of the Common Stock on the date of the respective grants were as follows:

Named Executive Officer	Aggregate Shares of Restricted Stock	Aggregate Cash Value

Peter B. Bedford	82,974	$1,514,969
James R. Moore, Jr.	48,149	$851,636
Dennis Klimmek	31,781	$576,079
Hanh Kihara	31,365	$518,243
Stephen M. Silla	27,049	$520,708

(2)

Includes auto allowance (in an aggregate amount of $32,400 for 2003, 2002 and 2001), premiums paid by the Company for term life insurance (in an aggregate amount of $660 for 2003, $630 for 2002 and 2001) and matching contributions under the Company’s 401(k) Plan (in an aggregate amount of $52,500 for 2003, $45,000 for 2002, and $39,375 for 2001).

(3)	Represents stock options granted pursuant to the Company’s equity compensation plans for its directors, which options vest and become exercisable six months after the date of grant.

(4)	Represents stock options granted pursuant to the Company’s equity compensation plans for its employees.

(5)

56% of Mr. Bedford’s 2001 bonus was paid by Bedford Acquisitions, Inc., a California corporation wholly owned by Mr. Bedford. Through June 30, 2002, the Company engaged Bedford Acquisitions, Inc. to perform acquisition, disposition, financing and development services for the Company. Effective July 1, 2002, the Company terminated its agreement with Bedford Acquisitions, Inc. and hired its employees.

(6)	56% of Mr. Moore’s 2001 bonus was paid by Bedford Acquisitions, Inc.

(7)	Two-thirds of Mr. Klimmek’s 2002 bonus was paid by Bedford Acquisitions, Inc.

          Option Grant Information.  The following table sets forth certain information concerning options granted during 2003 to the Named Executive Officers.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in 2003		Exercise Price Per Share	Expiration Date	5%	10%

Peter B. Bedford	10,000	(2)	N/A	(3)	$27.42	11/14/2013	$183,531	$471,923
James R. Moore, Jr.	—	(3)	—		—	—	—	—
Dennis Klimmek	—	(3)	—		—	—	—	—
Hanh Kihara	—	(3)	—		—	—	—	—
Stephen M. Silla	—	(3)	—		—	—	—	—

(1)

Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates for appreciation only, based on SEC rules, and do not represent the Company’s estimate or projection of the price of the Company’s stock in the future. Actual gains, if any, on stock option exercises depend upon the actual future performance of the Common Stock and the continued employment of the option holders throughout the vesting period. Accordingly, the potential realizable values set forth in this table may not be achieved.

(2)	Represents stock options granted pursuant to the 2002 Directors’ Stock Option Plan, which options vest and become exercisable six months after the date of grant.

(3)	In 2003, the Company did not grant any options to its employees under the Company’s 2003 Employee Stock Plan.

          Aggregate Option Exercise and Year-End Value Information.  The following table sets forth information regarding the number of shares acquired and value realized for options exercised by the Named Executive Officers during the year ended December 31, 2003 and the number and aggregate dollar value of unexercised options held at the end of 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Year-End (1)

Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Peter B. Bedford	67,500	$665,112	120,000	30,000	$956,513	$187,513
James R. Moore	56,250	529,022	3,750	22,500	8,400	140,634
Dennis Klimmek	36,250	266,166	41,250	22,500	345,750	140,634
Hanh Kihara	—	—	45,000	22,500	433,122	140,634
Stephen M. Silla	18,750	182,147	3,750	22,500	8,400	140,634

(1)

For all unexercised in-the-money options, the values are based upon the fair market value of the Common Stock at December 31, 2003 of $28.82 per share (being the average of the high and low prices on that trading day).

Employment Agreement with the Chief Executive Officer

          The Company entered into an employment agreement with Mr. Bedford on February 16, 1993 and amended the agreement on September 18, 1995.  Pursuant to the amended employment agreement, Mr. Bedford agreed to serve as Chairman of the Board and Chief Executive Officer of the Company until the agreement’s expiration on September 18, 2003.  On September 18, 2003, the agreement was automatically renewed for an additional one-year term ending September 18, 2004, after which time the agreement will be extended for successive one-year terms until either party gives the other notice of non-renewal.  Under the employment agreement, the Company agrees to pay Mr. Bedford a salary of not less than $150,000 per annum, plus automobile and parking allowances.  The amended employment agreement provides that the Company will pay Mr. Bedford a severance payment equal to his base salary in the event that his employment is terminated by the Company without cause or Mr. Bedford resigns following a change of control of the Company.  The agreement defines a “change of control” as a transaction not approved by a majority of the Board that results in the acquisition by any person of 35% of the voting stock of the Company, other than persons who had such voting control at the time the agreement was originally entered into.

Retention Agreements with the Named Executive Officers

          The Company has entered into retention agreements with all of the Named Executive Officers.  The retention agreements provide for certain cash payments in the event of an executive officer’s termination of employment following a change in control of the Company.  For purposes of the retention agreements, a “change in control” is defined as (i) the acquisition by any person of 30% or more of the combined voting power of the Company (with certain exceptions), (ii) a change in 50% of the membership of the Board during any consecutive two-year period, where the new directors were not approved by the directors at the beginning of the period or by other directors so approved, (iii) the occurrence of a reorganization, merger, consolidation or other transaction after which the stockholders of the Company immediately prior to the transaction do not, immediately following the transaction, own more than 50% of the combined voting power of the Company or (iv) a sale, liquidation or distribution of all or substantially all of the assets of the Company.  Mr. Bedford may elect to receive termination payment under his retention agreement or his employment agreement, but not both.

          In the event of an “involuntary termination” (as the term is defined in the retention agreements) of a participating executive officer within two years following a change in control, such executive officer will be entitled to receive a cash payment equal to the sum of the executive officer’s salary plus their average bonus received over the prior three years, except in the case of Mr. Bedford, in which case the payment is three times the sum of his salary and average bonus.  Any severance payable under an executive officer’s retention agreement will be reduced by any amount of severance payable to such executive officer under any other plan, arrangement or agreement under which the executive officer is entitled to receive cash severance payments.  In addition, the participating executive officer will be entitled to receive a pro rata bonus for the year in which the involuntary termination occurs.

INFORMATION ABOUT CERTAIN BENEFICIAL OWNERS

Security Ownership of Management and Significant Stockholders

          The following table sets forth information as of March 18, 2004, with respect to each of the directors, each of the Named Executive Officers and each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, and with respect to shares of Common Stock owned beneficially by all directors and officers of the Company as a group.

Name and Address†	Number of Shares Beneficially Owned		Percent of Class

Peter B. Bedford	964,253	(1)	5.80%
T. Rowe Price Associates, Inc	1,473,900	(2)	8.93%
Barclay’s Global Investors, N.A	878,169		5.32%
Anthony Downs	50,000	(3)	*
Anthony M. Frank	94,688	(4)	*
Peter Linneman	1,293	(5)	*
Bowen H. McCoy	81	(6)	*
Thomas H. Nolan, Jr	30,000	(7)	*
Martin I. Zankel	66,915	(8)	*
James R. Moore	159,320	(9)	*
Dennis Klimmek	84,028	(10)	*
Hanh Kihara	124,762	(11)	*
Stephen M. Silla	70,130	(12)	*
All directors and officers as a group (18 persons)	1,950,935	(13)	11.53%

†

The address of each individual listed on the table is 270 Lafayette Circle, Lafayette, California 94549. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. The address of Barclay’s Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105.

*	Less than 1%.

(1)

Includes 140,000 shares owned by Mr. Bedford’s children (as to which Mr. Bedford has sole voting power and may be deemed to be the beneficial owner), 2,790 shares held in trust for Mr. Bedford’s grandchildren, and 135,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(2)

These securities are owned by various individuals and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser, with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	Includes 20,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(4)

Includes 80,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004 and 5,154 shares earned in lieu of cash payment of directors’ fees and held on the books of the Company.

(5)	Includes 293 shares earned in lieu of cash payment of directors’ fees and held on the books of the Company.

(6)	Includes 81 shares earned in lieu of cash payment of directors’ fees and held on the books of the Company.

(7)	Includes 30,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(8)	Includes 20,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(9)	Includes 15,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(10)	Includes 22,500 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(11)	Includes 46,250 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(12)	Includes 15,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

(13)	Includes 424,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers and any person who owns more than 10% of a registered class of the Company’s equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission.  Such officers, directors and significant stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.  Based solely on a review of copies of such reports furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and significant stockholders during the fiscal year ended December 31, 2003 were satisfied, except that Mr. Albrecht filed a late report covering one transaction, Mr. Frank filed a late report covering the deferral of his meeting fees into phantom stock units with respect to 10 meetings and Mr. Linneman filed a late report covering two transactions.

INFORMATION ABOUT THE INDEPENDENT AUDITORS

Fees Paid to Independent Auditors

          The following table sets forth the fees that the Company paid to PwC for audit, audit-related, tax and other services rendered by PwC in 2003 and the fees that the Company paid to KPMG LLP (“KPMG”) for audit, audit-related, tax and other services rendered by KPMG in 2002:

Fee Category	Fees Paid for the Year Ended December 31, 2003		Percent of Total 2003 Fees	Fees Paid for the Year Ended December 31, 2002	Percent of Total 2002 Fees

Audit Fees	$159,600	(1)	52.31%	$116,000	55.68%
Audit-Related Fees	42,500		13.93%	23,000	11.04%
Tax Fees	32,500		10.65%	54,125	25.98%
All Other Fees	70,500		23.11%	15,200	7.30%

Total Fees	$305,100		100.00%	$208,325	100.00%

(1)

Did not include $58,436 paid to KPMG for the review of the Company’s annual report on Form 10-K and the review of documentations relating to the offering of the Company’s Series A Preferred Stock in August 2003.

          Audit Fees.  Audit fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements and the review of the condensed interim financial statements included in the Company’s quarterly reports and services that are normally provided by the Company’s auditors in connection with statutory and regulatory filings or engagements.  For 2003, audit fees included fees associated with the review of documentations relating to the offering of the Company’s Series A preferred stock in August 2003 and the review of the registration statements on Form S-3 that the Company filed with the Securities and Exchange Commission.

          Audit-Related Fees.  Audit-related fees consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the audit fees category.  These services included the audit of acquisitions under Rule 3-14 of Regulation S-X for 2003 and 2002, and consultation on Section 404 of the Sarbanes-Oxley Act for 2003 and on financial accounting standards for 2002.

          Tax Fees.  Tax fees consisted of fees billed for services rendered for tax compliance, tax advice and tax planning.  These services included the preparation of the Company’s consolidated federal, multi-state tax returns and the annual review of earnings and profits for the characterization of dividends between ordinary income, capital gains or return of capital for 2003 and for 2002.

          All Other Fees.  All other fees consisted of fees billed for services provided by the Company’s auditors other than the fees included in the audit fees, audit-related fees and tax fees categories.  These services included a cost segregation study in 2003 and consultation on personnel and equity-based compensation issues.

          In making its recommendation to ratify the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2004, the Audit Committee has considered whether the services (other than audit and audit-related services) provided by PwC are compatible with maintaining the independence of PwC.

Pre-Approval of Services by Independent Auditors

          Policy.  The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.  Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  The Audit Committee may delegate the pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated must report any decisions to the Audit Committee at its next scheduled meeting.

          Procedures.  All requests or applications for services to be provided by the independent auditors that do not require separate approval by the Audit Committee must be submitted to the Company’s Chief Financial Officer and must include a detailed description of the services to be rendered and the related fees.  The Chief Financial Officer will determine whether such services and fees are included within the list of services and fees that have received the pre-approval of the Audit Committee.  The Audit Committee must be informed on a timely basis, and in any event by its next scheduled meeting, of any such services rendered by the independent auditor and the related fees.  Requests or applications to provide services that require separate approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Company’s Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Change in Accountants

          On March 13, 2003, upon the Audit Committee’s recommendation and the Board’s approval, the Company appointed PwC as the Company’s independent accountants for the year ended December 31, 2003.  Prior to appointing PwC, KPMG had served as the Company’s independent accountants, including for the year ended December 31, 2002.  The Company dismissed KPMG as the Company’s independent accountants on the date that it appointed PwC.

          KPMG’s report on the Company’s financial statements for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years and through the date of KPMG’s dismissal, the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such periods.

          During the Company’s two most recent fiscal years and during the subsequent interim period preceding the date of KPMG’s dismissal, KPMG did not:

•	advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

•

advise the Company that information had come to KPMG’s attention that had led it to no longer be able to rely on management’s representations or that had made it unwilling to be associated with the financial statements prepared by management;

•	advise the Company of the need to expand significantly the scope of its audit, or that information had come to KPMG’s attention that if further investigated would:

•

materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that would prevent it from rendering an unqualified audit report on those financial statements), or

	•	cause KPMG to be unwilling to rely on management’s representations or be associated with the Company’s financial statements, and due to KPMG’s dismissal, or for any other reason, KPMG did not so expand the scope of its audit or conduct such further investigation; or

•

advise the Company that information had come to KPMG’s attention that it had concluded materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to KPMG’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to KPMG’s dismissal, or for any other reason, the issue had not been resolved to KPMG’s satisfaction prior to its dismissal.

Each the events listed above is referred to as a “reportable event”.

          During the Company’s two most recent fiscal years and during the subsequent interim period preceding the date of PwC’s appointment, the Company did not consult PwC regarding either:

•

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

•	any matter that was either the subject of a disagreement or a reportable event described above.

          The Company has asked KPMG to provide the Company with a letter, addressed to the Securities and Exchange Commission, stating whether KPMG agrees with the foregoing statements relating to KPMG.  A copy of this letter is attached as Exhibit 16.1 to the current report on Form 8-K that the Company filed with the Commission on March 20, 2003.

INFORMATION ABOUT RELATED PARTY TRANSACTIONS

Funding of Acquisitions, Dispositions and Development Costs

          Through June 30, 2002, the Company’s activities relating to the acquisition of new properties, sales of real estate, development of real property and financing arrangements were previously performed by Bedford Acquisitions, Inc. (“BAI”), a corporation wholly-owned by Peter Bedford, the Company’s Chairman of the Board and Chief Executive Officer.  BAI’s services were used for the Company’s acquisition, disposition, financing and development activities because the Company incurred expenses related only to those transactions that were successfully completed.

          The arrangement with BAI provided that it earned a success fee in an amount equal to 1½% of the purchase price of property acquisitions, 1½% of the sale price of dispositions, up to 1½% of the amount of any loans secured (less third-party commissions) and up to 7% of the development costs incurred.  The total amount of such fees payable to BAI by the Company was limited to the lesser of (i) the aggregate amount of such fees earned and (ii) the aggregate amount of approved expenses incurred by BAI through the time of such acquisition, disposition, financing or development activity not to exceed actual costs.  Effective July 1, 2002, the Company terminated the agreement with BAI and hired BAI’s employees.

          BAI’s fees incurred and reported as capitalized costs during the period from October 1, 1997 through March 31, 2002 have been restated as expenses in the financial statements for all prior periods to the extent that such fees did not represent payments to BAI for direct and incremental development costs or independent third-party costs incurred by BAI on behalf of the Company.

          For the years ended December 31, 2002 and 2001, the Company paid BAI aggregate amounts of approximately $2,375,000 and $2,816,000, respectively, for acquisition, disposition, financing and development activities performed pursuant to the contractual arrangement between the Company and BAI.  As of December 31, 2001, the Company had an accrued liability of $1,945,000 for fees earned by BAI in excess of the amounts paid to BAI by the Company under the agreement.  As of December 31, 2002, the Company had a receivable of $590,000 for fees paid to BAI in excess of approved expenses as of the date the agreement was terminated.  BAI paid this receivable in January 2003.  The Company does not currently contemplate that there will be other financial transactions or payments between the Company and BAI going forward.  The Company believes that the fees charged under the foregoing arrangements were comparable to those charged by other real estate service entities or other third-party service providers under similar arrangements.

Indebtedness of Management

          The Company established its Management Stock Acquisition Program in 1995, and the Board modified the program in 1999.  Under the modified program, prior to June 30, 2002, options exercised by key members of management could have been exercised and paid for with a note payable to the Company.  Each note is due the earlier of nine years and nine months after the date of the option grant or within 90 days from termination of employment, with interest payable quarterly.  Mr. Bedford, Mr. Moore and Ms. Kihara, each of whom are executive officers of the Company, have exercised options in the aggregate for 85,000, 55,000 and 12,750 shares of Common Stock, respectively, in exchange for notes totaling $1,081,300, $738,125 and $149,625, respectively.  Mr. Baldenegro, Mr. Diehl and Mr. Yorita, each of whom are officers of the Company, have exercised options in the aggregate for 18,000, 5,000 and 32,000 shares of Common Stock, respectively, in exchange for notes totaling $319,120, $65,000 and $487,750, respectively.  All of the notes are payable to the Company, bear interest at 7.5% per annum, are full recourse and are secured in part by a pledge to the Company of the Common Stock.  As of February 28, 2004, all of the notes to Mr.

Bedford, Mr. Moore, Ms. Kihara and Mr. Diehl had been repaid in full.  The notes to Mr. Baldenegro and Mr. Yorita had balances of $291,703 and $355,375, respectively.  In accordance with the Sarbanes-Oxley Act of 2002, which prohibits loans to directors and executive officers, the Company will no longer allow options to be exercised with a recourse note.

Other Transactions

          Martin Zankel, a member of the Board, and his associates provide legal services to the Company for which his firm was paid, in the aggregate, $81,000, $17,339 and $3,315 in 2003, 2002 and 2001, respectively.

INFORMATION ABOUT THE COMMON STOCK

Stock Price Performance Graph

          The following line graph illustrates a five-year comparison of the cumulative total stockholder return on the Common Stock against the cumulative total return of the Standard & Poor’s 500 Composite Stock Index and the SNL Securities Corporate Performance Index Value of all publicly-traded real estate investment trusts (“REIT”) holding greater than a 75% equity interest in their REIT-qualifying assets.  The graph assumes that $100 was invested on December 31, 1998 in the Common Stock and the indices, and that all dividends were reinvested throughout the period.

Five-Year Cumulative Total Stockholder Return

	Period Ended December 31,

Index	1998	1999	2000	2001	2002	2003

Bedford Property Investors, Inc	100.00	110.92	144.38	175.66	216.42	259.51
S&P 500	100.00	121.11	110.34	97.32	75.75	97.40
SNL All Equity REITs	100.00	94.57	119.06	135.49	140.84	193.66

Common Stock Authorized for Issuance Under Equity Compensation Plans

          The following table sets forth, for each of the Company’s existing equity compensation plans, the number of shares of Common Stock issuable upon exercise of outstanding options, the weighted-average exercise price of the outstanding options and the number of shares of Common Stock remaining available for issuance under such plan as of the end of fiscal year 2003.

Equity Compensation Plan (1)	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan

Amended and Restated 1993 Employee Stock Plan (2)	369,500	$21.33	—
2003 Employee Stock Plan	—	—	1,487,500
Amended and Restated 1992 Directors’ Stock Option Plan (3)	130,000	$18.29	—
2002 Directors’ Stock Option Plan (4)	100,000	$27.00	75,000

Total	599,500	$21.62	1,562,500

(1)

The Company’s stockholders have approved each of the equity compensation plans set forth in the table. The Company does not have any equity compensation plan that has not been approved by its stockholders.

(2)

The Amended and Restated 1993 Employee Stock Plan expired on April 30, 2003. The shares in this table reflect the authorized but unissued shares remaining under the plan on the date of expiration. There are no securities remaining available for future issuance under this expired plan.

(3)

The Amended and Restated 1992 Directors’ Stock Option Plan expired on May 19, 2002. The shares in this table reflect the authorized but unissued shares remaining under the plan on the date of expiration. There are no securities remaining available for future issuance under this expired plan.

(4)

If the stockholders approve Proposal 2 of this proxy statement, then the number of shares of Common Stock remaining available for future issuance under the Amended and Restated 2002 Directors’ Stock Plan would be 75,000 shares. If, however, the stockholders do not approve Proposal 2 of this proxy statement, then the number of shares of Common Stock remaining available for future issuance under the 2002 Directors’ Stock Option Plan would be 650,000 shares.

OTHER INFORMATION

Annual Report

          A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003 may be obtained, without charge, by writing to Hanh Kihara, Chief Financial Officer, Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, California 94549.

Code of Ethics

          The Company has adopted a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller and has posted a copy of the code on its website.  The address of the Company’s website is www.bedfordproperty.com.  Other than the information expressly set forth in this proxy statement, the information contained, or referred to, on the Company’s website is not incorporated into this proxy statement.

Delivery of Documents to Stockholders Sharing an Address

          In some cases, only one copy of this proxy statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders.  The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the document was delivered.  To request a separate delivery of these materials now or in the future, a stockholder may submit a written request to Investor Relations, Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, California 94549, or an oral request by calling the Company’s Investor Relations group at (925) 283-8910.  Additionally, stockholders who are presently sharing an address and receiving multiple copies of either the proxy statement or the annual report, and who would rather receive a single copy of such materials, may instruct the Company accordingly by directing their request in the manner provided above.

Stockholder Proposals

          Proposals of the stockholders intended to be presented at the annual meeting of the stockholders to be held in 2005 must be received by the Company at its principal executive offices no later than December 9, 2004 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.  Such proposals must meet the requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

          In addition, if a stockholder wishes to bring business (including director nominations) before the annual meeting of the stockholders to be held in 2005 that is not the subject of a proposal timely submitted for inclusion in the Company’s proxy statement, the Company’s bylaws currently require that written notice of such business must be received by the Company’s Secretary between February 12, 2005 and March 14, 2005.  The stockholder’s notice must set forth:

•

as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with the solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and

•

as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of each class of stock of the Company that are owned beneficially and of record by such stockholder and such beneficial owner.

OTHER MATTERS

          The Board knows of no matter to be presented at the Annual Meeting other than those set forth in the notice of meeting and described in this proxy statement.  If, however, any other business should properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their discretion.

By Order of the Board of Directors,

DENNIS KLIMMEK
Secretary

April 1, 2004
Lafayette, California

APPENDIX A

BEDFORD PROPERTY INVESTORS, INC.

AMENDED AND RESTATED 2002 DIRECTORS’ STOCK PLAN

(As Amended and Restated on, and effective as of, May 13, 2004)

                    In order to attract and retain the services of qualified individuals to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes (i) grants to such individuals of Restricted Stock and (ii) deferrals by such individuals who are not employees of the Company of a portion of their Director’s Fees in accordance with the terms and conditions set forth herein.  Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 10.

                    1.          Administration.  The Administrator will be responsible for administering the Plan.  The Administrator will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision.  Each interpretation, determination or other action made or taken by the Administrator pursuant to the Plan shall be final and binding on all persons.  The Administrator shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company’s certificate of incorporation and by-laws as such documents may be amended from time to time.

                   2.           Shares Available.  Subject to the provisions of Section 7(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 175,000 shares (the “Limit”); provided, however, that in no event shall the Company issue more than 75,000 shares as Restricted Stock.  Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan.  For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

(a) the number of outstanding Phantom Stock Units, shares of Restricted Stock and shares of Common Stock underlying Options shall be charged against the Limit; and

(b) the Limit shall be increased by:

(i) the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

(ii) the number of shares tendered to pay the exercise price of an Option, and

                        (iii)          the number of shares withheld from the shares deliverable upon the issuance of an award of Restricted Stock, the exercise of an Option or contributed by a Director to satisfy a Director’s tax withholding obligations, if any.

                    3.          Restricted Stock.  Each Director shall receive grants of Restricted Stock under the Plan as follows:

(a) Restricted Stock Grants.

          (i)           Initial Grant.  On the date of a Director’s initial election or appointment to the Board, such Director (including any Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted, subject to Section 3(a)(iii), 2,000 shares of Restricted Stock; provided however, that any Director who previously waived his or her rights to an initial award of an Option pursuant to this Plan in connection with his or her initial election or appointment shall also be granted, subject to Section 3(a)(iii), 2,000 shares of Restricted Stock as of the effective date (as described in Section 11 below) of the Plan as amended and restated hereby.  Such Restricted Stock shall be awarded in consideration for future services rendered; provided, however, that if required under applicable law, the Director shall furnish consideration with a value not less than the par value of such Restricted Stock in the form of cash, cash equivalents, or past services rendered to the Company (or a parent corporation or Subsidiary), as the Administrator may determine. The Restricted Stock shall be subject to the vesting schedule provided for in Section 3(b) and the other terms and conditions provided for herein.  The award shall be evidenced by a Restricted Stock Agreement between the Director and the Company.

          (ii)          Annual Grants.  At each Annual Meeting during the term of the Plan, each individual who has continuously served as a Director for a period ending on the date of such Annual Meeting and who is reelected at such Annual Meeting or who will otherwise continue to serve on the Board following such Annual Meeting will receive, subject to Section 3(a)(iii), 1,000 shares of Restricted Stock.  Such Restricted Stock shall be awarded in consideration for future services rendered; provided, however, that if required under applicable law, the Director shall furnish consideration with a value not less than the par value of such Restricted Stock in the form of cash, cash equivalents, or past services rendered to the Company (or a parent corporation or Subsidiary), as the Administrator may determine. The Restricted Stock shall be subject to the vesting schedule provided for in Section 3(b) and the other terms and conditions provided for herein. The award shall be evidenced by a Restricted Stock Agreement between the Director and the Company.

          (iii)         Insufficient Shares.  If the number of shares of Restricted Stock to be granted under Section 3(a)(i) or 3(a)(ii) exceeds the Limit, each Director to be granted Restricted Stock at such time shall receive a pro rata grant determined by multiplying (A) the number of shares of Restricted Stock which the Director would have been granted at such time had the number of shares available for grant under the Plan been sufficient by (B) a fraction, the numerator of which equals the Limit at such time and the denominator of which equals the total number of shares of Restricted Stock which all Directors would have been granted had the number of shares available for grant under the Plan been sufficient.

                   (b)          Vesting Schedule.  Restricted Stock awarded pursuant to the Plan shall vest at the rate of 20% of the total number of shares of Restricted Stock subject to the award on each anniversary of the date of grant (each such anniversary, a “Vesting Date”), such that the Restricted Stock will be fully vested, subject to continued service to the Company as a Director, on the fifth anniversary of the date of grant; provided, however, that in the event that a Director is also an employee of the Company or becomes an employee upon ceasing to be a member of the Board, the Restricted Stock shall continue to vest while the Director continues to serve as an employee of the Company.

                   (c)          Issuance of Restricted Stock.

         (i)          Stockholder Rights.  The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  However, as determined by the Administrator at the time of grant, the holder of the Restricted Stock may be required to invest any cash dividends received in additional shares of Restricted Stock.  Such additional shares of Restricted Stock shall be subject to the same conditions and restrictions as the original shares of Restricted Stock with respect to which the dividends were paid.  Unvested shares of Restricted Stock may not be sold, transferred, pledged, or otherwise disposed of, except with the written consent of the Administrator.  A transferee of Restricted Stock must agree in writing on a form prescribed by the Company to be bound by all of the provisions of this Plan and the Restricted Stock Agreement.  Any shares of Restricted Stock that are received under the Plan are subject to any transfer restrictions that may be described in the Company’s by-laws or charter in effect at the time of the contemplated transfer.

         (ii)          Issuance of Shares.  Subject to the foregoing conditions and Section 3(e), as soon as reasonably practicable after a Vesting Date and the payment, if required, of any withholding taxes with respect to and/or the par value of the shares of Restricted Stock which have vested, the Company shall deliver to the Director (or following the Director’s death, the Beneficiary entitled to the Restricted Stock), at the principal office of the Company or at such other location as may be acceptable to the Company and the Director (or such Beneficiary), one or more stock certificates for the appropriate number of shares of Restricted Stock that have previously vested.  Any such shares shall be fully paid and non-assessable.

                  (d)          Securities Law Compliance.  No Restricted Stock shall be awarded or issued, and no Options may be exercised, unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state “blue sky” laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state “blue sky” laws is available.

                  (e)          Deferral of Profit Shares.  Directors may elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock or upon the exercise of an Option. An election to defer such delivery shall be irrevocable and shall be made in writing on a form (the “Share Deferral Election Form”) acceptable to the Company at least six months prior to the Vesting Date (in the case of Restricted Stock) or the exercise date (in the case of an Option), but in all events no later than the end of the calendar year preceding such date.  If a Director vests in Restricted Stock or exercises an Option at any time after delivery of a Share Deferral Election Form with respect to such award, and if the Director pays the applicable withholding taxes and/or the par value with respect to such award (if required) by tendering cash or previously-owned shares of Common Stock, the Director’s Deferred Compensation Account will be credited with a number of Phantom Stock Units equal to the number of shares of Common Stock for which delivery is deferred.  Phantom Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Director on his or her first Deferral Election Form filed in accordance with Section 4, or, if no such election form has previously been filed by the Director, then in accordance with the timing and manner of payment elected by the Director on such Share Deferral Election Form.

                    (f)          Tax Withholding.  Where applicable, upon the award and/or issuance of Restricted Stock, the exercise of an Option, or upon settlement of Phantom Stock Units, the Company shall be entitled to require as a condition of delivery of Common Stock that a Director remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such event.  A Director will be entitled to elect to have the Company withhold from the Common Stock to be delivered, or to elect to deliver to the Company from shares of Common Stock owned separately by the Director, a sufficient number of such shares of Common Stock to satisfy the minimum amount of federal, state and local withholding and employment tax obligations relating to the Director’s award (and the Company’s withholding obligations) to the extent, if any, permitted under rules and regulations adopted by the Administrator and in effect at the time of such exercise.  In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise determined in accordance with the Plan.

                   (g)          Transferability of Options.  Options previously granted under the Plan may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution; provided, however, that Options may be, with the approval of the Administrator, transferred to a member or members of a Director’s immediate family (as defined below) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively, “Permitted Transferees”), subject to such rules and procedures as may from time to time be adopted or imposed by the Administrator.  If an Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Director.  A Director shall notify the Company in writing prior to any proposed transfer of an Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee’s financial condition and investment experience.  For purposes of the Plan, a Director’s “immediate family” means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Company adopts a different definition of “immediate family” (or similar term) in connection with the transferability of employee stock options awarded to employees of the Company, such definition shall apply, without further action by the Board, to the Plan.

                    4.          Deferral of Director’s Fees.

(a) Deferral Elections.

          (i)          General Provisions.  Directors may elect to defer all or a specified percentage of their Director’s Fees with respect to a Deferral Period in the manner provided in this Section 4.A Director’s Deferred Benefit is at all times nonforfeitable.

          (ii)         Deferral Election Forms.  Before the Election Date applicable to a Deferral Period, each Director will be provided with a Deferral Election Form and a Beneficiary Designation Form (which may, in the discretion of the Administrator, be combined in one form).  In order for a Director to participate in the deferral portion of the Plan for a given Deferral Period, a Deferral Election Form, completed and signed by him, must be delivered to the Company on or prior to the applicable Election Date.  A Director electing to participate in the Plan for a given Deferral Period shall indicate on his Deferral Election Form:

(A) the percentage of the Director’s Fees for the Deferral Period to be deferred;

(B) if the Deferral Election Form is the first such form filed by the Director, the Director’s election, in accordance with Sections 4(f) and 4(g), as to the timing and manner of payment of the Deferred Benefits.  A Director’s election as to the timing and manner of payment of Deferred Benefits in the initial Deferral Election Form shall govern the timing and manner of payment of all subsequent deferrals under the Plan and may not be changed or revoked; and

               (C)          whether amounts deferred for the Deferral Period will be credited to the Deferred Compensation Account as Phantom Stock Units in accordance with Section 4(b) below or Phantom Cash Amounts in accordance with Section 4(c) below.  A Director’s election as to the method of crediting deferred amounts for a given Deferral Period may not be subsequently changed or revoked.  Director’s Fees for a given Deferral Period may be deferred in part in Phantom Cash Amounts and in part in Phantom Stock Units.  Any such allocation shall be in multiples of 10% (not to exceed 100%) of the amounts deferred.

          (iii)          Effect of No Deferral Election.  A Director who does not submit a completed and signed Deferral Election Form to the Company on or prior to the applicable Election Date may not defer his Director’s Fees for the Deferral Period.  However, a Director’s Deferral Election Form filed for one Deferral Period shall be effective for subsequent Deferral Periods if not otherwise revoked by the Director.

                    (b)          Establishment of Deferred Compensation Accounts.  A Director’s deferrals will be credited to a Deferred Compensation Account set up for that Director by the Company in accordance with the provisions of this Section 4.

                    (c)          Crediting of Phantom Cash Amounts to Deferred Compensation Accounts.  The portion of the Director’s Fees that a Director elects to defer in the form of Phantom Cash Amounts shall be credited to the Deferred Compensation Account (i) for any cash retainer payable to a Director, as of the last business day of the fiscal quarter in which such amount would otherwise have been payable to the Director and (ii) for all other Director’s Fees (including, but not limited to, fees payable for attendance at a meeting of the Board or a committee thereof or in connection with a site inspection of property in which the Company is contemplating making an investment), as of the date such services are performed. The Phantom Cash Amount credited to the Deferred Compensation Account shall thereafter be credited with notional interest as of the last day of each month.  The annual rate of interest in effect for a Deferral Period shall be the “applicable federal rate” for short-term loans with monthly compounding, as promulgated by the Internal Revenue Service under section 1274 of the Code for the first month in such Deferral Period.

                    (d)          Crediting of Phantom Stock Units to Deferred Compensation Accounts.

          (i)           Number of Phantom Stock Units.  The portion of the Director’s Fees that a Director elects to defer in the form of Phantom Stock Units shall be credited to the Deferred Compensation Account (i) for any cash retainer payable to a Director, as of the last business day of the fiscal quarter in which such amount would otherwise have been payable to the Director and (ii) for all other Director’s Fees (including, but not limited to, fees payable for attendance at a meeting of the Board or a committee thereof or in connection with a site inspection of property in which the Company is contemplating making an investment), as of the date such services are performed.  The number of Phantom Stock Units to be credited to the Deferred Compensation Account shall be determined by dividing (1) the amount of the Director’s Fees deferred by (2) the Fair Market Value of a share of Common Stock as of the date of crediting.  Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded to the nearest whole Phantom Stock Unit.

          (ii)          Dividend Equivalents.  In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, each Phantom Stock Unit credited to the Deferred Compensation Account of a Director will be credited with an additional number of Phantom Stock Units (including fractions thereof) determined by dividing (A) the amount of cash, or the value (as determined by the Administrator) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by (B) the Fair Market Value of a share of Common Stock as of the date of such payment or distribution.  If the sum of such additional Phantom Stock Units (or fractions thereof) would cause the crediting of a partial Phantom Stock Unit, such partial Phantom Stock Unit shall be rounded to the nearest whole Phantom Stock Unit.  Such credit shall be made effective as of the date of the dividend or other distribution in respect of the Common Stock.

(iii) No Rights as Stockholder. The crediting of Phantom Stock Units to a Director’s Deferred Compensation Account shall not confer on the Director any rights as a stockholder of the Company.

                    (e)          Written Statements of Account.  The Company will furnish each Director with a statement setting forth the value of such Director’s Deferred Compensation Account as of the end of each Deferral Period and all credits to and payments from the Deferred Compensation Account during the Deferral Period.  Such statement will be furnished no later than 60 days after the end of the Deferral Period.

                    (f)          Manner of Payment of Deferred Benefit.  Payment of the portion of the Deferred Benefits under the Plan credited as Phantom Cash Amounts shall be in cash and payment of the portion of the Deferred Benefits credited in Phantom Stock Units shall be in shares of Common Stock.  Payment shall be made either in a single lump sum or in a series of five or fewer annual installments.  The amount of each installment payment to a Director shall be determined in accordance with the formula B/(N - P), where “B” is the total value of the Deferred Compensation Account as of the installment calculation date, “N” is the number of installments elected by the Director and “P” is the number of installments previously paid to the Director.  If a Director’s Deferred Benefit is credited in part in Phantom Cash Amounts and in part in Phantom Stock Units and the Director elects the payment of Deferred Benefits in more than one installment, then the formula in the previous sentence shall be applied separately with respect to each such portion of the Deferred Compensation Account.

                    (g)          Commencement of Payment of Deferred Benefit.  Payment of a Director’s Deferred Benefit shall commence as soon as practicable (but in no event more than 60 days) after the earlier to occur of:

          (i)           termination of service as a member of the Board or, in the case of a member of the Board who is also an employee of the Company or who becomes an employee upon such individual’s termination of service as a member of the Board, after such individual’s termination of service as an employee of the Company; or

(ii) the date specified in the Deferral Election Form executed by the Director.

                   (h)          Death.  In the event of a Director’s death, the Director’s entire Deferred Benefit (including any unpaid portion thereof corresponding to installments not yet paid at the time of death), to the extent not distributed earlier pursuant to Section 4(g), will be distributed in a lump sum to the Director’s Beneficiary as soon as practicable after the date of death, but in no event more than six months after the Director’s date of death.

                    (i)          Restrictions on Transfer.  The Company shall pay all Deferred Benefits payable under the Plan only to the Director or Beneficiary designated under the Plan to receive such amounts.  Neither a Director nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void.  A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Director’s or Beneficiary’s debts or other obligations.

                    (j)          Early Payment of Deferred Benefits.  In the event that the Internal Revenue Service shall make a final determination that all or a portion of a Director’s Deferred Benefits are subject to ordinary income tax prior to the scheduled date of payment of such Deferred Benefit pursuant to the terms of this Plan and the applicable deferral election made by the Director, such Deferred Benefits shall, to the extent determined to be subject to current taxation, be immediately paid to the Director.

                     5.          Designation of Beneficiary.

                    (a)          Beneficiary Designations.  Each Director may designate a Beneficiary to receive any Deferred Benefit due under the Plan, to exercise an Option, or to receive any Restricted Stock upon the Director’s death by executing a Beneficiary Designation Form.

                    (b)          Change of Beneficiary Designation.  A Director may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form and delivering it to the Administrator.  The execution of a Beneficiary Designation Form and its receipt by the Administrator revokes and rescinds any prior Beneficiary Designation Form.

                     6.          Change in Control.

                    Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, the following provisions shall apply:

                    (a)          Any unvested Restricted Stock outstanding as of the date such Change in Control is determined to have occurred that are not yet vested on such date shall become fully vested.

                    (b)          All Deferred Benefits credited to a Director’s Deferred Compensation Account shall be paid to the Director (or to the Director’s Beneficiary if the Director dies prior to payment) on or prior to the date of the Change in Control.  Payment of the portion of the Deferred Benefits under the Plan credited as Phantom Cash Amounts shall be in cash and payment of the portion of the Deferred Benefits credited in Phantom Stock Units shall be in shares of Common Stock.

                    7.          Recapitalization or Reorganization.

                   (a)         Authority of the Company and Stockholders.  The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                    (b)          Change in Capitalization.  Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a “Change in Capitalization”), (i) such proportionate adjustments as may be necessary (in the form determined by the Administrator in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by outstanding and future grants of Restricted Stock and the number of Phantom Stock Units credited to a Director’s Deferred Compensation Account and (ii) the Administrator may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

                    (c)          Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, each outstanding award of unvested Restricted Stock will become fully vested as of immediately prior to the consummation of such proposed action.  All Deferred Benefits credited to the Director’s Deferred Compensation Account as of the date of the consummation of a proposed dissolution or liquidation shall be paid in cash to the Director or, in the event of death of the Director prior to payment, to the Beneficiary thereof on the date of the consummation of such proposed action.  The cash amount paid for each Phantom Stock Unit shall be the Fair Market Value of a share of Common Stock as of the date of the consummation of such proposed action.

                     8.          Termination and Amendment of the Plan.

                    (a)          Termination. The Plan shall terminate upon the first to occur of (i) the adoption of a resolution of the Board terminating the Plan or (ii) May 19, 2012 (the “Termination Date”).  Following the Termination Date, no further grants of Restricted Stock shall be made pursuant to the Plan and no further Director’s Fees may be deferred by a Director.

                    (b)          General Power of Board.  Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 7(b) above.

                    (c)          When Directors’ Consents Required.  The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Director to the extent that such action would (i) adversely affect his or her rights with respect to Options or unvested shares of Restricted Stock that have previously been granted or (ii) result in the distribution to such Director of amounts then credited to his Deferred Compensation Account in any manner other than as provided in the Plan or could reasonably be expected to result in the immediate taxation to such Director of Deferred Benefits.

                     9.          Miscellaneous.

                    (a)          No Right to Reelection.  Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company’s stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                    (b)          Unfunded Plan.

(i) Generally. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company’s creditors.

          (ii)          Deferred Benefits.  A Deferred Benefit represents at all times an unfunded and unsecured contractual obligation of the Company and each Director or Beneficiary will be an unsecured creditor of the Company.  No Director, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Director, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan.  The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits.  Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security to any Director, Beneficiary or other person for the performance of the Company under the Plan.

                    (c)          Other Compensation Arrangements.  Benefits received by a Director pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company.

                    (d)          Securities Law Restrictions.  The Administrator may require each Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Director is acquiring the shares for investment and not with a view to the distribution thereof.  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

                    (e)          Expenses.  The costs and expenses of administering the Plan shall be borne by the Company.

                    (f)          Governing Law.  Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law principles.  The Company and any Director receiving an award under this Plan agree that any action or proceeding arising from or relating to this Plan shall be heard in the state and/or federal courts of competent jurisdiction sitting in Alameda County, California.

                    10.          Definitions.

“Administrator” means the Chief Financial Officer of the Company or the individual appointed by the Chief Executive Officer of the Company to administer the Plan.

“Annual Meeting” means an annual meeting of the Company’s stockholders.

          “Beneficiary” or “Beneficiaries” means an individual or entity designated by a Director on a Beneficiary Designation Form to receive Deferred Benefits, to exercise Options and to receive any vested shares of Restricted Stock in the event of the Director’s death; provided, however, that if no such individual or entity is designated or if no such designated individual is alive at the time of the Director’s death, Beneficiary shall mean the Director’s estate.

          “Beneficiary Designation Form” means a document, in a form approved by the Administrator to be used by Directors to name their respective Beneficiaries.  No Beneficiary Designation Form shall be effective unless it is signed by the Director and received by the Administrator prior to the date of death of the Director.

“Board” means the Board of Directors of the Company.

“Change in Control” shall mean the occurrence of any of the following:

          (i)          any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (A) the Company or any of its subsidiaries or (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

          (ii)          during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least three-fourths (¾) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

          (iii)          there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case with respect to which the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction; or

(iv) all or substantially all of the assets of the Company are sold, liquidated or distributed.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

“Common Stock” means the common stock of the Company, par value $0.02 per share.

“Company” means Bedford Property Investors, Inc., a Maryland corporation, or any successor to substantially all of its business.

“Deferral Election Form” means a document, in a form approved by the Administrator, pursuant to which a Director makes a deferral election under the Plan.

          “Deferral Period” means each calendar year.  If an individual becomes eligible to participate in the Plan after the commencement of a Deferral Period, the Deferral Period for the individual shall be the remainder of such Deferral Period.

“Deferred Benefit” means an amount that will be paid on a deferred basis under the Plan to a Director who has made a deferral election.

          “Deferred Compensation Account” means the bookkeeping record established for each Director.  A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

“Director” means a member of the Board.

          “Director’s Fees” means the cash portion of (i) any retainer fee payable to a Director for service on the Board, (ii) any other fee payable for service on, or for acting as chairperson of, any committee of the Board, or in connection with a site inspection of property in which the Company is contemplating making an investment and (iii) any other fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

“Disability” shall have the meaning set forth in the Company’s long-term disability plan, regardless of whether the Director is a participant in such plan.

          “Election Date” means the day immediately preceding the commencement of a Deferral Period.  If an individual first becomes eligible to participate in the Plan on an Annual Meeting date or after the start of a Deferral Period, the Election Date shall be the 30th day following such Annual Meeting date or initial participation date, as the case may be.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

“Fair Market Value” means the value of Common Stock determined as follows:

          (i)          If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the NASDAQ National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

          (ii)          If the Common Stock is regularly quoted on the NASDAQ system (but not on the NASDAQ National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

          “Option” means an option to purchase shares of Common Stock awarded to a Director pursuant to the Plan as in effect prior to the date of the Annual Meeting of the stockholders of the Company in May 2004.

“Phantom Cash Amounts” means the amounts credited to a Deferred Compensation Account in accordance with Section 4(c).

“Phantom Stock Unit” means a bookkeeping unit representing one share of Common Stock credited to a Deferred Compensation Account in accordance with Section 4(d).

“Plan” means the Bedford Property Investors, Inc. Amended and Restated 2002 Directors’ Stock Plan.

“Restricted Stock” means a share of the Common Stock awarded to a Director pursuant to the Plan.

“Subsidiary” means any corporation that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company.

          11.          Effective Date.  The amendments to the Plan set forth herein by restatement shall be effective as of the date of the Annual Meeting of the stockholders of the Company in May 2004, subject to the approval thereof by the stockholders of the Company at such Annual Meeting.  If such stockholder approval is obtained, all awards of Options under this Plan shall continue to be governed under the Plan as in effect immediately prior to the date of such Annual Meeting.

To Sacramento
101
80
Vallejo
680
San Rafael
780
80
Benicia
580
Richmond
4
Golden Gate Bridge
Bay Bridge
Oakland
Orinda
San Francisco
24
Lafayette
Concord
580
Walnut Creek
13
Moraga
4
Oakland Airport
101
Saint Mary's College
680
880
San Francisco Airport
580
San Ramon
Hayward
Dublin
580
San Mateo
To Stockton
Palo Alto
880
101
680
San Jose
San Jose Airport
101
N

Directions to Saint Mary's College of California

From San Francisco Bay Bridge or San Rafael/Richmond Bridge:
Take Highway 580 toward Hayward onto Highway 24 toward Walnut Creek. Once through the Caldecott Tunnel, take the third exit which will be marked Orinda/Moraga. Turn right and follow Moraga Way about five miles. Turn left onto Moraga Road, then right onto St. Mary's Road. The College is about one mile farther on the right.

From Walnut Creek/Highway 680:
Take Highway 24 west (Oakland direction) to the Central Lafayette exit. Go right under freeway, right onto Mt. Diablo Blvd. one block, left onto Moraga Road 1/3 mile, and left onto St. Mary's Road about four miles; the College is on the left.

Directions to Soda Activity Center:

Proceed onto Saint Mary's Parkway, turn left at the Guard Gate, then right onto De La Salle North.

Shareholders' Meeting
at
Soda Activity Center
Guard Gate
Lafayette—5 Miles
St. Mary's Road
Moraga
Saint Mary's Parkway
N

BEDFORD PROPERTY INVESTORS, INC.
C/O EQUISERVE TRUST COMPANY N.A. P.O. BOX 8694 EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

On a touch-tone phone, call toll-free 1-877-779-8683. You will hear these instructions.
➢	Enter the last four digits from your social security number.
➢	Enter the control number from the box above.
➢	You will then have two options:
OPTION 1: To vote as the Board of Directors recommends on the proposals; or
OPTION 2: To vote on the proposals separately.
➢	Your vote will be repeated to you and you will be asked to confirm it.
Log onto the Internet and type http://www.eproxyvote.com/bed
➢	Have your proxy card ready and follow the instructions.
➢	You will be able to elect to receive future mailings via the Internet.
If you vote over the Internet or by telephone, please do not mail your card.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL AND RETURN IN ENCLOSED ENVELOPE

☒	Please mark votes as in this example.								5055

The Board of Directors unanimously recommends a vote FOR the election of the nominees for director and FOR proposals 2 and 3.
							FOR	AGAINST	ABSTAIN
1.	Election of Directors. (Please see list to the right)			NOMINEES: 01. Peter B. Bedford 02. Anthony M. Frank 03. Peter Linneman	2.	Proposal to approve the amendment and restatement of the 2002 Directors’ Stock Plan.	☐	☐	☐
				04. Bowen H. McCoy
		FOR	WITHHELD	05. Thomas H. Nolan, Jr.	3.	Proposal to ratify the
		☐	☐	06. Martin I. Zankel, Esq.		appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2004.	☐	☐	☐
	☐
		For, except vote withheld from the following nominee(s):		Check this box if you have comments or a change of address and use the back of this card.					☐
				Check this box if you wish to attend and vote at the meeting					☐

				NOTE:

Your signature should conform with your name as printed at left. If signing as attorney, executor, administrator, trustee or guardian, please give your full title. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy. If stock is held in joint partnership, all co-owners must sign. Please sign, date, and return promptly.

Signature: ________________________ Date: ___________ Signature: _______________________________ Date: __________

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL AND RETURN IN ENCLOSED ENVELOPE

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BEDFORD PROPERTY INVESTORS, INC.

P

The undersigned, whose signature appears on the reverse, hereby appoints DENNIS KLIMMEK and HANH KIHARA, and each of them, proxies with full power of substitution for and in the name of the undersigned to vote all the shares of Common Stock of Bedford Property Investors, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 13, 2004, and at any and all adjournments thereof, on all matters that may properly come before the meeting.

R
O	Your shares will be voted as directed on this card. If signed and no direction is given for any proposal, it will be voted in favor of proposals 1, 2 and 3.
X
Y

To vote by telephone or Internet, please see the reverse of this card. To vote by mail, please sign and date this card on the reverse, tear off at the perforation, and mail promptly in the enclosed postage-paid envelope.

If you have any comments or a change of address, mark the appropriate box on the reverse side and use the following space:
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________

YOUR VOTE IS IMPORTANT. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN
AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILING PLUS HELP
THE COMPANY AVOID ADDITIONAL EXPENSES.